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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                       Current Report Pursuant to Section 13 or
                         15(d) of The Securities Act of 1934



                  Date of Report (Date of earliest event reported):
                       September 23, 1998 (September 16, 1998)



                              RECYCLING INDUSTRIES, INC.
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               (Exact name of registrant as specified in its charter)


    Colorado                        0-20179                 84-1103445
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    (State or other                 (Commission             (I.R.S. Employer
    jurisdiction                    File Number)            Identification
    of incorporation)                                       Number)



                         9780 South Meridian Blvd., Suite 180
                              Englewood, Colorado  80112
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                 (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (303) 790-7372


                                   Not Applicable
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            (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective September 16, 1998, BDO Seidman, LLP ("BDO"), which served as Registrant's independent public accountant to audit Registrant's financial statements for each of the two most recently completed fiscal years of Registrant, resigned.

(b) None of BDO's audit reports on Registrant's financial statements for such years contained an adverse opinion or a disclaimer of opinion, nor was any report qualified as to uncertainty, audit, scope or accounting principles.

(c) During Registrant's two most recent fiscal years and any subsequent interim period preceding BDO's resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

(d)  Except as described below, none of the events described in subsections
(a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred during Registrant's two most recent fiscal years and any subsequent interim period preceding BDO's resignation.

At the time of its resignation, BDO advised Registrant that, with respect to information disclosed in the Registrant's reports previously filed with the Securities and Exchange Commission for the quarters ending within the fiscal year ending September 30, 1998, BDO had not performed any audit procedures with respect to the purchase price allocations for acquisitions that occurred in May 1998, April 1998, and December 1997. As previously disclosed in the Registrant's current reports on Form 8-K reporting each acquisition and its quarterly reports on Form 10-Q for each relevant fiscal quarter, the purchase price allocations are preliminary, subject to the completion of appraisals and environmental studies and post-closing adjustments pursuant to the respective asset and stock purchase agreements. Had BDO applied audit procedures to these purchase price allocations, such procedures may or may not have resulted in material adjustments to these allocations in the Registrant's financial statements for the fiscal year ended September 30, 1998.

Had BDO performed other procedures since the date of its last audit, which covered the fiscal year ended September 30, 1997, other matters may have come to its attention which might have been reported to the Registrant.

(e) Registrant has authorized BDO to respond fully to any inquiries a successor accountant may make concerning the matters described above.

(f) A letter of BDO addressed to the Securities and Exchange Commission is included in Exhibit 16. Such letter states that BDO agrees with the statements made by Registrant in this Item 4.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b) FINANCIAL STATEMENTS.

        None

(c)  EXHIBITS

     EXHIBIT
     NUMBER     DESCRIPTION
     -------    -----------
       16       Letter from BDO Seidman, LLP to the Securities and Exchange
                Commission

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RECYCLING INDUSTRIES, INC.



Date: September 23, 1998


                                           By /s/ Thomas J. Wiens
                                           ----------------------------------
                                           Thomas J. Wiens, Chairman and
                                           CEO